Exhibit 99.2

Ventas, Inc.

First Quarter 2009 Supplemental Data

Table of Contents

Debt Maturity Schedule	1

Debt Covenants	2-3

Triple-Net, Managed and Loan Portfolio	4-7

Operating Portfolio	8-9

Kindred Healthcare Same-Store TTM EBITDARM Coverage Ratios	10

Revenue Rollover Schedule	11

Company Development Data	12

Ventas, Inc.

First Quarter 2009 Supplemental Data

Debt Maturity Schedule:1

[1]

Dollars in millions; data as of May 4, 2009 and excludes normal monthly principal amortization. The Company’s joint venture partners’ pro rata share of total maturities is approximately $140 million. Ventas has the ability and intention to extend certain mortgage loans until 2010.

Ventas, Inc.

First Quarter 2009 Supplemental Data

Debt Covenants:

	Credit Facility
	Required	3/31/09
Total Liabilities / Gross Asset Value	Not greater than 60%	37%
Secured Debt / Gross Asset Value	Not greater than 30%	17%
Unsecured Debt / Unencumb. Gross Asset Value	Not greater than 60%	34%
Fixed Charge Coverage	Not less than 1.75x	3.0x
Unencumbered Interest Coverage	Not less than 2.00x	4.6x

	Bonds due 2012
	Required	3/31/09
Incurrence of Debt	Not greater than 60%	38%
Incurrence of Secured Debt	Not greater than 40%	9%
Total Unencumbered Assets	Not less than 150%	273%
Consolidated Income Available for Debt Service to Debt Service	Not less than 2.00x	4.7x

Ventas, Inc.

First Quarter 2009 Supplemental Data

Ventas, Inc.

First Quarter 2009 Supplemental Data

Owned Portfolio - Overview by Type (Dollars in Millions):1

Property Type	Number of Properties	Number of Beds/Units/Square Feet		Number of States/ Provinces	Ventas Investment	Cash Flow Coverage	Occupancy[2]	Annualized NNN Revenue[3]	Annualized Operating Property Revenue[3]	Total Annualized Revenue[3]	Annualized NNN NOI[3]	Annualized Operating Property NOI[3]	Total Annualized NOI[3]
Hospital - Stabilized Triple-Net	40	3,479	Beds	17	$346	2.5x	59.2%	$92	$0	$92	$92	$0	$92
Skilled Nursing - Stabilized Triple-Net	193	23,440	Beds	29	837	2.0x	88.9%	179	0	179	179	0	179
Seniors Housing - Triple-Net	164	16,699	Units	31	2,256	1.3x	88.0%	193	0	193	193	0	193
Seniors Housing - Operating	79	6,513	Units	21	2,033	N/A	89.0%	0	350	350	0	104	104
Medical Office - Stabilized	19	1,046,169	Square Feet	9	221	N/A	94.8%	0	27	27	0	17	17
Medical Office - Lease-Up	2	181,952	Square Feet	2	42	N/A	61.7%	0	4	4	0	2	2
Other - Stabilized Triple-Net	8	122	Beds	1	7	5.1x	N/A	1	0	1	1	0	1

Total	505			45	$5,742	1.8x		$465	$381	$846	$465	$123	$588

								55%	45%	100%	79%	21%	100%

Loan Portfolio - Overview by Investment (Dollars in Millions):1

Borrower	Original Investment	Outstanding Principal	Secured/ Unsecured	Borrower/ Asset Type	Effective Interest Rate	Annualized Revenue[3]
Manor Care	$99	$112	Secured	SNF/ALF	L + 533 bps	$6
HCA	45	50	Unsecured	Hospital	9.2%	4
Emeritus Senior Living	10	10	Secured	Seniors Housing	8.3%	1
Brookdale Senior Living	9	6	Secured	Seniors Housing	L + 700 bps[4]	1
Other - Secured[5]	21	14	Secured	Seniors Housing	N/A	0
Other - Unsecured	19	20	Unsecured	Hospital	9.1%	2

Total	$202	$213				$13

Owned Portfolio - Overview by State/Province:1

	Totals		Hospital		Skilled Nursing		Seniors Housing		Medical Office		Other
State/Province	No.	%	No.	Beds	No.	Beds	No.	Units	No.	Sq. Feet	No.	Beds
California	40	8%	5	417	9	1,132	26	3,304	0	0	0	0
Pennsylvania	34	7%	2	115	6	797	24	1,597	2	111,671	0	0
Massachusetts	34	7%	2	109	26	2,712	6	856	0	0	0	0
Ohio	30	6%	0	0	12	1,626	16	1,152	2	143,567	0	0
Kentucky	29	6%	2	424	27	3,054	0	0	0	0	0	0
Florida	26	5%	6	511	0	0	14	1,453	6	206,641	0	0
Indiana	23	5%	1	59	13	1,883	9	1,001	0	0	0	0
North Carolina	23	5%	1	124	16	1,818	6	438	0	0	0	0
Illinois	22	4%	4	431	1	82	17	2,637	0	0	0	0
Texas	21	4%	7	496	0	0	3	262	3	78,622	8	122
All Other	223	44%	10	793	83	10,336	122	10,512	8	687,620	0	0

Total	505	100%	40	3,479	193	23,440	243	23,212	21	1,228,121	8	122

[1]	Totals may not add due to rounding.
[2]	Occupancy shown for Seniors Housing excludes communities in lease-up. Occupancy for triple-net properties is as of 4Q08 and occupancy for operating properties is as of 1Q09.
[3]	Annualized first quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Revenue/NOI reflects Ventas’s portion only for joint venture assets.
[4]	LIBOR floor of 3%. Excludes upfront fee equating to 0.67% per annum.
[5]	Outstanding principal is the approximate carrying value. Effective interest rate is the stated contractual rate.

Ventas, Inc.

First Quarter 2009 Supplemental Data

Owned and Loan Portfolio - Property Type Concentration (Dollars in Millions):1

Investment Type	Owned Property Count	Ventas Investment	%	Annualized Rent/Revenue[2]	%	Annualized Rent/NOI[2]	%
Seniors Housing	243	$4,289	72%	$543	63%	$297	49%
Skilled Nursing	193	837	14%	179	21%	179	30%
Hospital	40	346	6%	92	11%	92	15%
Medical Office	21	264	4%	31	4%	20	3%
Other	8	7	NM	1	NM	1	NM
Loans	N/A	213	4%	13	2%	13	2%

Total	505	$5,955	100%	$859	100%	$601	100%

Owned and Loan Portfolio - Operator Concentration (Dollars in Millions):1

Operator/Manager	Owned Property Count	Ventas Investment	%	Annualized Rent/Revenue[2]	%	Annualized Rent/NOI[2]	%
Sunrise Senior Living	79	$2,033	34%	$350	41%	$104	17%
Brookdale Senior Living	84	1,409	24%	122	14%	122	20%
Kindred Healthcare	203	935	16%	243	28%	243	40%
Senior Care	65	621	10%	51	6%	51	9%
Emeritus Senior Living	11	163	3%	16	2%	16	3%
Capital Senior Living	11	158	3%	14	2%	14	2%
Manor Care	N/A	112	2%	6	1%	6	1%
NexCore	4	91	2%	12	1%	7	1%
Formation	11	88	1%	9	1%	9	1%
Greenfield	7	50	1%	5	1%	3	0%
Assisted Living Concepts	8	50	1%	5	1%	5	1%
HCA	N/A	50	1%	4	NM	4	1%
All Other	22	195	3%	22	3%	16	3%

Total	505	$5,955	100%	$859	100%	$601	100%

Owned Portfolio - State/Province Concentration (Dollars in Millions):1

State/Province	Owned Property Count	Annualized Rent/Revenue[2]	%	Annualized Rent/NOI[2]	%
California	40	$112	13%	$78	13%
Illinois	22	89	11%	65	11%
Massachusetts	34	48	6%	41	7%
Pennsylvania	34	44	5%	23	4%
Ontario	9	44	5%	12	2%
New Jersey	11	38	4%	15	3%
Florida	26	36	4%	35	6%
Colorado	14	31	4%	17	3%
Georgia	16	31	4%	18	3%
North Carolina	23	29	3%	21	4%
All Other	276	343	41%	265	45%

Total	505	$846	100%	$588	100%

[1]	Totals may not add due to rounding. NM = not material.
[2]	Annualized first quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Operating asset revenue/NOI reflects Ventas’s portion only for joint venture assets.

Ventas, Inc.

First Quarter 2009 Supplemental Data

Owned and Loan Portfolio - Property Type Concentration:1

Owned and Loan Portfolio - Operator Concentration:1

[1]	Annualized first quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Operating asset revenue/NOI reflects Ventas’s portion only for joint venture assets.

Ventas, Inc.

First Quarter 2009 Supplemental Data

Same-Store Triple-Net Portfolio Trend Data for Properties Owned for the Full 4th Quarters of 2008 & 2007:1,2 ,3

		Sequential Quarter Comparison				Year-Over-Year Comparison
Property Type	Number of Properties	4Q08 Cash Flow Coverage	3Q08 Cash Flow Coverage	4Q08 Occupancy	3Q08 Occupancy	4Q08 Cash Flow Coverage	4Q07 Cash Flow Coverage	4Q08 Occupancy	4Q07 Occupancy
Hospital	40	2.5x	2.5x	59.2%	58.0%	2.5x	2.8x	59.2%	60.6%
Skilled Nursing	192	2.0x	2.0x	88.9%	89.2%	2.0x	1.9x	88.9%	87.9%
Seniors Housing	163	1.3x	1.3x	88.0%	88.2%	1.3x	1.3x	88.0%	89.1%
Other	8	5.1x	5.0x	N/A	N/A	5.1x	4.5x	N/A	N/A

Total	403	1.8x	1.8x			1.8x	1.8x

Same-Store Triple-Net Portfolio Trend Data for Properties Owned for the Full 3rd and 4th Quarters of 2008:[1],2,3

		Sequential Quarter Comparison
Property Type	Number of Properties	4Q08 Cash Flow Coverage	3Q08 Cash Flow Coverage	4Q08 Occupancy	3Q08 Occupancy
Hospital	40	2.5x	2.5x	59.2%	58.0%
Skilled Nursing	192	2.0x	2.0x	88.9%	89.2%
Seniors Housing	164	1.3x	1.3x	88.0%	88.2%
Other	8	5.1x	5.0x	N/A	N/A

Total	404	1.8x	1.8x

[1]	Fourth quarter is most recent quarter available.
[2]	Cash flow coverages are for trailing-twelve months or annualized where the Company’s ownership is for a shorter period.
[3]	Excludes all assets sold through 1Q09.

Ventas, Inc.

First Quarter 2009 Supplemental Data

Medical Office Portfolio Statistics:1

	Year-Over-Year Comparison
	Stabilized		Same-Store Stabilized[2,3]		Lease-Up
	1Q09	1Q08[4]	1Q09	1Q08[4]	1Q09	1Q08
Number of properties:	19	16	16	16	2	2
Number of square feet:	1,046,169	791,109	791,109	791,109	181,952	181,952
Average occupancy:	94.8%	93.9%	93.4%	93.9%	61.7%	56.4%
Average annual rate per square foot[5]:	$29	$28	$27	$28	$37	$26

Operating revenue:	$7.3	$5.3	$5.1	$5.3	$1.1	$0.8
Less expenses:	2.6	2.3	2.2	2.3	0.5	0.4

Total NOI:	4.7	3.0	2.9	3.0	0.6	0.4
Less Company’s partner’s share:	0.4	0.0	0.0	0.0	0.0	0.0

Ventas NOI:	$4.3	$3.0	$2.9	$3.0	$0.6	$0.4

	Sequential Quarter Comparison
	Stabilized		Same-Store Stabilized[2,3]		Lease-Up
	1Q09	4Q08	1Q09	4Q08	1Q09	4Q08
Number of properties:	19	19	19	19	2	2
Number of square feet:	1,046,169	1,046,169	1,046,169	1,046,169	181,952	181,952
Average occupancy:	94.8%	95.6%	94.8%	95.6%	61.7%	58.9%
Average annual rate per square foot[5]:	$29	$29	$29	$29	$37	$26

Operating revenue:	$7.3	$7.6	$7.3	$7.6	$1.1	$0.7
Less expenses:	2.6	2.6	2.6	2.6	0.5	0.4

Total NOI:	4.7	4.9	4.7	4.9	0.6	0.4
Less Company’s partner’s share:	0.4	0.4	0.4	0.4	0.0	0.0

Ventas NOI:	$4.3	$4.5	$4.3	$4.5	$0.6	$0.4

[1]	Dollars in millions except for rate data. Totals may not add due to rounding.
[2]	Includes only those MOBs owned for the full period.
[3]	Includes only those MOBs owned in both comparison periods.
[4]	Restated to include two MOBs previously classified as non-operating.
[5]	Average annual rate includes CAM adjustments.

Ventas, Inc.

First Quarter 2009 Supplemental Data

Seniors Housing Operating Portfolio Statistics:1

	Year-Over-Year Comparison
	Stabilized		Same-Store Stabilized[2]		Lease-Up
	1Q09	1Q08	1Q09	1Q08	1Q09	1Q08
Number of properties:	78	73	73	73	1	6
Number of units:	6,284	5,907	5,907	5,907	229	606
Resident day capacity:	669,690	635,453	628,470	635,453	23,040	64,974
Average resident occupancy:	89.0%	91.7%	89.5%	91.7%	63.8%	58.5%
Average daily rate / resident fees:	$170	$174	$170	$174	$121	$165

Operating revenue:	$101.2	$101.4	$95.6	$101.4	$1.8	$6.3
Less expenses:	71.1	68.8	67.3	68.8	1.4	5.5

Total NOI:	30.1	32.7	28.3	32.7	0.4	0.8
Less Company’s partner’s share:	4.5	4.6	4.1	4.6	0.1	0.2

Ventas NOI:	$25.6	$28.1	$24.2	$28.1	$0.3	$0.6

	Sequential Quarter Comparison
	Stabilized		Same-Store Stabilized[2]		Lease-Up
	1Q09	4Q08	1Q09	4Q08	1Q09	4Q08
Number of properties:	78	77	77	77	1	2
Number of units:	6,284	6,220	6,220	6,220	229	293
Resident day capacity:	669,690	677,396	662,670	677,396	23,040	30,728
Average resident occupancy:	89.0%	90.7%	89.1%	90.7%	63.8%	63.7%
Average daily rate / resident fees:	$170	$167	$170	$167	$121	$140

Operating revenue:	$101.2	$102.9	$100.1	$102.9	$1.8	$2.7
Less expenses:	71.1	71.6	70.2	71.6	1.4	1.9

Total NOI:	30.1	31.3	29.9	31.3	0.4	0.9
Less Company’s partner’s share:	4.5	4.7	4.4	4.7	0.1	0.2

Ventas NOI:	$25.6	$26.6	$25.5	$26.6	$0.3	$0.7

[1]	Dollars in millions except for rate data. Totals may not add due to rounding.
[2]	Includes only those communities stabilized in both comparison periods.

Ventas, Inc.

First Quarter 2009 Supplemental Data

Kindred Healthcare Same-Store TTM EBITDARM Coverage Ratios:1

Ventas - Kindred Master Lease	Number of Properties	Sequential Quarter Comparison		Year-Over-Year Comparison
		4Q08	3Q08	4Q08	4Q07
1	83	2.3x	2.4x	2.3x	2.4x
2	41	2.0x	2.0x	2.0x	2.1x
3	38	1.9x	1.9x	1.9x	1.7x
4	41	2.2x	2.3x	2.2x	2.4x

Total	203	2.2x	2.2x	2.2x	2.2x

Property Type	Number of Properties	4Q08	3Q08	4Q08	4Q07
Hospitals	38	2.5x	2.5x	2.5x	2.8x
Skilled Nursing Facilities	165	2.0x	2.0x	2.0x	1.8x

Total	203	2.2x	2.2x	2.2x	2.2x

[1]

Coverage reflects the ratio of Kindred’s EBITDARM to rent. EBITDARM is defined as earnings before interest, income taxes, depreciation, amortization, rent and management fees. In the calculation of trailing twelve months EBITDARM, intercompany profit pertaining to services provided by Kindred’s PeopleFirst Rehabilitation and Pharmacy Divisions has been eliminated from purchased ancillary expenses within the Ventas portfolio. Fourth quarter is most recent quarter available.

Ventas, Inc.

First Quarter 2009 Supplemental Data

Triple-Net and Operating Portfolio Revenue Rollover Schedule Excluding Sunrise Operating Communities:1

		Lease Rollover Year
	Totals	2009	2010	2011	2012	2013	Thereafter
Hospital - Stabilized Triple-Net:
Annualized Revenue	$92.0	—	—	—	—	$45.8	$46.3

Skilled Nursing - Stabilized Triple-Net:
Annualized Revenue	178.6	—	—	—	1.4	72.9	104.3

Seniors Housing - Stabilized Triple-Net:
Annualized Revenue	193.1	—	—	—	2.7	—	190.4

Medical Office - Stabilized:
Annualized Revenue[2]	27.9	2.0	3.4	3.4	2.6	2.2	14.3

Medical Office - Lease-Up:
Annualized Revenue[2]	3.4	—	—	0.1	0.2	0.2	2.9

Other - Stabilized Triple-Net:
Annualized Revenue	1.0	—	1.0	—	—	—	—

Total:
Annualized Revenue	$496.0	$2.0	$4.4	$3.5	$6.9	$121.0	$358.2

[1]	Annualized first quarter Ventas revenue assuming all events occurred at the beginning of the period. Dollars in millions. Totals may not add due to rounding.
[2]	Company’s partners’ share has not been eliminated from revenue.

Ventas, Inc.

First Quarter 2009 Supplemental Data

Company Development Data:

Status	Property Name	Ventas Ownership %	MSA	Property Type	Number of Residents or Beds/Units/Square Feet	Actual/Projected Opening Date	Ventas Estimated/Actual Acquisition Date	Total Development Cost[1]	Ventas Fixed Purchase Price (incl. FPAC)[1]	Expected Stabilized Yield
In Lease-up	Sunrise of Thorne Mills on Steeles	80%	Toronto	IL/AL/ALZ	256 Residents /229 Units /210,000 SF	September 2007	December 2007	62.8 Cdn	52.7 Cdn	8.0%-8.5%
In Development	Bon Secours Greenville MOB[2]	95%	Greenville	MOB	97,795 RSF	July 2009	September 2008	$25.0	N/A	7.8%-8.2%
In Development	Parker II MOB[2]	95%	Denver	MOB	75,087 RSF	November 2009	October 2008	20.0	N/A	7.5%-7.7%
To Be Acquired	Carroll MOB[2]	90%	Baltimore	MOB	77,242 RSF	December 2009	November 2011	21.0	N/A	8.0%-8.5%

[1]	Dollars in millions.
[2]	Development cost is estimated cost to Ventas, subject to adjustments.